FIRST AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT


     THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is entered into as of this 6th day of June, 1996 by and between STEEPLECHASE PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller") and MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership ("Purchaser").


                                   RECITALS:

     WHEREAS, Seller and Purchaser have entered into an Agreement of Sale dated May 31, 1996 (the "Original Agreement") for that certain property commonly know as the Steeplechase Apartments, Lexington, Kentucky and more particularly described therein (the "Property"). All capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Original Agreement;

     WHEREAS, in accordance with the Original Agreement, Seller, Purchaser and Title Insurer entered into an Escrow Agreement dated May 31, 1996 (the "Escrow Agreement"); and

     WHEREAS, the parties desire to amend the Original Agreement and the Escrow Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                  AGREEMENT:

     1. Closing Date. The references to "July 24, 1996" in Section 8 of the Original Agreement and Section 2 of the Escrow Agreement are hereby deleted and "July 31, 1996" is hereby substituted in their places.

     2. Rent Roll. The Original Agreement is hereby amended by adding to Exhibit L the delinquency report attached hereto as Exhibit L-1.

     3. Service Contracts. The Original Agreement is hereby amended by deleting Exhibit M in its entirety and substituting Exhibit M-1 attached hereto in its place.

     4. Other Agreements. The Original Agreement is hereby amended by adding to Exhibit O the following: "6. Agreement of Sale by and between Purchaser and Balcor Pension Investors-VI, an Illinois limited partnership, dated as of the date hereof".

     5. Litigation. The Original Agreement is hereby amended by deleting "None" from Exhibit N and substituting the following in its place:

          "1. Lawsuit by Sandra Pate against Seller and The Balcor Company filed in the Fayette County Circuit Court, Civil Branch, 3rd Division as Case No. 96-CI-1742. Plaintiff slipped and fell down stairs at the Property. This claim is fully covered by Seller's existing insurance."
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     6.   Modification.  Except as amended and modified hereby, the Original
Agreement and the Escrow Agreement shall be and remain unchanged and in full force and effect in accordance with their terms and they are hereby ratified and confirmed. In the event of any inconsistencies between the terms of the Original Agreement or the Escrow Agreement and this Amendment, the terms of this Amendment shall control.

     7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                                   SELLER:

                                   STEEPLECHASE PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

                                   By:  Steeplechase Partners, Inc., an
                                        Illinois corporation, its general
                                        partner

                                        By:   /s/Phillip Schechter
                                           ------------------------------
                                        Name: Phillip Schechter
                                           ------------------------------
                                        Its:  Authorized Agent
                                           ------------------------------


                                   PURCHASER:

                                   MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

                                   By:  Mid-America Apartment Communities,
                                        Inc., a Tennessee corporation, its
                                        general partner


                                        By:    /s/Simon R.C. Wadsworth
                                           ------------------------------
                                        Name:  Simon R.C. Wadsworth
                                           ------------------------------
                                        Title: Executive Vice President
                                           ------------------------------
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